The following consolidated statements of operations and balance sheets reflect the impact of the settlement. The $50 million settlement, recorded in selling, general and administrative expenses, increased the third quarter and year-to-date net loss by $32 million, or $0.04 per share. The settlement is reflected within the Corporate and Other group.


                    AT&T CORP. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS
                            (Unaudited)

                                                                         For the Three Months              For the Nine Months
                                                                          Ended September 30,              Ended September 30,
                                                                        --------------------------      ----------------------------
                                                                         2004             2003            2004             2003
                                                                        --------------------------      ----------------------------
                                                                              (Dollars in millions, except per share amounts)
 Revenue                                                                   $ 7,638        $  8,649        $ 23,264         $ 26,430

 Operating Expenses
 Access and other connection                                                 2,411           2,785           7,530            8,191
 Costs of services and products                                              1,783           1,954           5,406            5,923
 Selling, general and administrative                                         1,653           1,793           5,160            5,551
 Depreciation and amortization                                                 647           1,224           3,128            3,607
 Asset impairment and net restructuring and other charges                   12,469              64          12,736              134
                                                                        ----------      ----------      ----------        ----------
 Total operating expenses                                                   18,963           7,820          33,960           23,406
                                                                        ----------      ----------      ----------        ----------
 Operating (Loss) Income                                                   (11,325)            829         (10,696)           3,024

 Other (expense) income, net                                                   (34)             (7)           (172)              89
 Interest (expense)                                                           (192)           (289)           (611)            (917)
                                                                        ----------      ----------      ----------        ---------
 (Loss) Income Before Income Taxes, Minority Interest
   Income, Net Earnings (Losses) Related to Equity Investments
   and Cumulative Effect of Accounting Changes                             (11,551)            533         (11,479)           2,196
 Benefit (provision) for income taxes                                        4,402             (72)          4,741             (677)
 Minority interest income                                                        -               -               1                1
 Net earnings (losses)  related to equity investments                            2              (3)              2                3
                                                                        ----------      ----------      ----------        ----------
 (Loss) Income from Continuing Operations                                   (7,147)            458          (6,735)           1,523
  Net (loss) from discontinued operations [net of income taxes of $0]            -             (13)              -              (13)
                                                                        ----------      ----------      ----------        ----------
 (Loss) Income before Cumulative Effect of Accounting Changes               (7,147)            445          (6,735)           1,510
  Cumulative effect of accounting changes [net of income taxes of $17
      and $(9)]                                                                  -             (27)              -               15
                                                                        ----------      ----------      ----------        ----------
 Net (Loss) Income                                                         $(7,147)       $    418        $ (6,735)        $  1,525
                                                                        ==========      ==========      ==========        ==========

 Weighted-Average Shares Used to Compute Earnings Per Share:
 Basic                                                                         795             789             794              787
 Diluted                                                                       795             791             794              788

 Per Basic Share:
 (Loss) earnings from continuing operations                                $ (8.99)       $   0.58        $  (8.48)        $   1.94
 (Loss) from discontinued operations                                             -           (0.02)              -            (0.02)
  Cumulative effect of accounting change                                         -           (0.03)              -             0.02
                                                                        ----------      ----------      ----------        ---------
 (Loss) Earnings Per Basic Share                                           $ (8.99)       $   0.53        $  (8.48)        $   1.94
                                                                        ==========      ==========      ==========        =========

 Per Diluted Share:
 (Loss) earnings from continuing operations                                $ (8.99)       $   0.58        $  (8.48)        $   1.93
 (Loss) from discontinued operations                                             -           (0.02)              -            (0.01)
 Cumulative effect of accounting change                                          -           (0.03)              -             0.02
                                                                        ----------      ----------      ----------        ---------
 (Loss) Earnings Per Diluted Share                                         $ (8.99)       $   0.53        $  (8.48)        $   1.94
                                                                        ==========      ==========      ==========        =========
 Dividends Declared per Common Share                                       $0.2375        $ 0.2375        $ 0.7125         $ 0.6125
                                                                        ==========      ==========      ==========        =========

                                AT&T CORP. AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS
                                        (Unaudited)

                                                                                                   At               At
                                                                                               September 30,   December 31,
                                                                                                  2004             2003
                                                                                               -------------   ------------
                                                                                                  (Dollars in millions)
Assets
Cash and cash equivalents                                                                         $   2,627        $   4,353
Accounts receivable, less allowances of $589 and $579                                                 3,516            4,036
Deferred income taxes                                                                                 1,116              715
Other current assets                                                                                  1,328              744
                                                                                                -----------     ------------
Total Current Assets                                                                                  8,587            9,848

Property, plant and equipment, net of accumulated depreciation of $1,155 and $34,300                 11,654           24,376
Goodwill                                                                                              4,778            4,801
Other purchased intangible assets, net of accumulated amortization of $396 and $320                     394              499
Prepaid pension costs                                                                                 3,939            3,861
Other assets                                                                                          2,707            4,603
                                                                                                -----------     ------------
Total Assets                                                                                      $  32,059        $  47,988
                                                                                                ===========     ============
Liabilities
Accounts payable and accrued expenses                                                             $   2,586        $   3,256
Compensation and benefit-related liabilities                                                          2,215            1,783
Debt maturing within one year                                                                         1,582            1,343
Other current liabilities                                                                             2,346            2,501
                                                                                                -----------     ------------
Total Current Liabilities                                                                             8,729            8,883

Long-term debt                                                                                        8,881           13,066
Long-term compensation and benefit-related liabilities                                                3,947            3,528
Deferred income taxes                                                                                 1,138            5,395
Other long-term liabilities and deferred credits                                                      2,929            3,160
                                                                                                -----------     ------------
Total Liabilities                                                                                    25,624           34,032

Shareowners' Equity
Common stock, $1 par value, authorized 2,500,000,000 shares; issued and outstanding 795,590,783 shares (net of 171,983,367 treasury shares) at
   September 30, 2004 791,911,022 shares (net of 172,179,303 treasury shares)
   at December 31, 2003                                                                                 796              792
Additional paid-in capital                                                                           27,287           27,722
Accumulated deficit                                                                                 (21,446)         (14,707)
Accumulated other comprehensive (loss) income                                                          (202)             149
                                                                                                -----------     ------------
Total Shareowners' Equity                                                                             6,435           13,956
                                                                                                -----------     ------------
Total Liabilities and Shareowners' Equity                                                         $  32,059        $  47,988
                                                                                                ===========     ============